Astor Mutual Funds

ASTOR ACTIVE INCOME ETF FUND

Class A SHARES: AXAIX

Class C SHARES: CXAIX

ASTOR LONG/SHORT ETF FUND

Class A SHARES: ASTLX

Class I SHARES: ASTIX

Class R SHARES: ASTRX

Class C SHARES: ASTZX

ASTOR S.T.A.R. ETF FUND

Class A SHARES: ASPGX

Class C SHARES: CSPGX

Class I SHARES: STARX

each a series of Northern Lights Fund Trust (the “Trust”)

Supplement dated April 1, 2014 to the Prospectus and

Statement of Additional Information dated November 29, 2013

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On January 30, 2014, National Asset Management, Inc. (“NAM”), the investment adviser to the Astor Active Income ETF Fund, Astor Long/Short ETF Fund and Astor S.T.A.R. ETF Fund (each a “Fund”, collectively referred to as the “Funds”), provided advance written notice to the Trust that, pursuant to the terms of its investment advisory agreement with the Trust, with respect to the Funds (the “Previous Advisory Agreement”), it was resigning as investment adviser to the Funds.

As a result of this resignation, at an in-person meeting held on March 26, 2014, the Trust’s Board of Trustees (the “Board”) approved the appointment of Astor Investment Management LLC (“AIM”), located at 111 S. Wacker Drive, Suite 3950, Chicago, Illinois 60606, to serve as the new investment adviser to the Funds and also approved an interim investment advisory agreement between AIM and the Trust, on behalf of the Funds (the “Interim Agreement”), in order to provide for the uninterrupted management of the Funds, and a new investment advisory agreement subject to shareholder approval. The terms of the Interim Agreement are identical in all material respects to those of the Previous Advisory Agreement, except for term of the Interim Agreement, as is described below.  Pursuant to the Interim Agreement, AIM will manage the Fund’s investments on a day-to-day basis and will employ substantially the same investment strategies as the previous adviser in managing the Fund’s assets. The Interim Agreement will take effect on April 1, 2014 and has a term ending the earlier of 150 days or the date that a new investment advisory agreement is approved by shareholders representing a majority (as defined under the Investment Company Act of 1940, as amended) of shares of each Fund.

In connection with the Interim Agreement, the Funds’ portfolio managers will not change.  Robert Stein, Bryan Novak, and John Eckstein will continue to serve as co-portfolio managers of the Funds  under AIM.

Investors should anticipate receiving a proxy statement soliciting their approval of the new investment advisory agreement between the Trust, on behalf of the Funds, and AIM in the near future.  If shareholders of the Funds do not approve a permanent investment advisory agreement within the 150-day period of the Interim Agreement, the Board will take such action as it deems necessary and in the best interests of the Funds and its shareholders.

Accordingly, all references to National Asset Management, Inc. in the Funds’ Prospectus and Statement of Additional Information are deleted and replaced with Astor Investment Management LLC.

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This Supplement, the Prospectus and the Statement of Additional Information dated November 29, 2013, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and Statement of Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds at 1-800-899-8230.